                                                                     Exhibit 1.1


First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary
Collection Period Ended April 1, 2001


Available Amount to Note Holders:                                                                              3,644,222.50

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                                          -
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                                         -
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                                   496,663.65
            (b) Servicer Fees from current and prior Collection Period                                            19,603.07
            (c) Servicing Charges inadvertantly deposited in Collection Account                                           -
(iv)        Current and unpaid Back-up Servicing Fees                                                                784.12
(v)         Premium Amount due on Payment Date and unpaid Premium Amounts                                          4,802.35
            Adjustment to prior month premium amount                                                                      -
(vi)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                              291.67
(vii)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                                 -
(viii)      Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                                       -
            Adjustment to prior month Class A-1 Note Interest                                                             -
            Class A-2 Note Interest                                                                                       -
            Class A-3 Note Interest                                                                               15,477.93
            Class A-4 Note Interest                                                                              202,342.75
(ix)        Class B-1 Note Interest                                                                                5,134.18
(x)         Letter of Credit Bank Fee and unpaid amounts                                                             410.14
(xi)        Class B-2 Note Interest                                                                                4,809.80
(xii)       Class A-1 throught A-4 Principal Distribution Amount:
            Class A-1 Principal Distribution Amount                                                                       -
            Class A-2 Principal Distribution Amount                                                                       -
            Class A-3 Principal Distribution Amount                                                            2,656,323.28
            Class A-4 Principal Distribution Amount                                                                       -
(xiii)      Note Insuer Reimbursement Amount                                                                              -
(xiv)       Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                         57,746.16
(xv)        Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                         57,746.16
(xvi)       Letter of Credit Reimbursement Amount                                                                         -
(xvii)      Class B-3 Note Interest                                                                                5,219.94
(xviii)     Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                         57,746.16
(xix)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                                 -
(xx)        Letter of Credit Additional Reimbursement Amount                                                              -
(xxi)       Other Amounts Due Servicer under Servicing Agreement                                                          -
(xxii)      Remaining Amount to Residual Holder                                                                           -
            Additional Principal Distribution Amount to Noteholders
            Class A-1 additional Principal Distribution Amount                                                            -
            Class A-2 additional Principal Distribution Amount                                                            -
            Class A-3 additional Principal Distribution Amount                                                    55,501.47
            Class A-4 additional Principal Distribution Amount                                                            -
            Class B-1 additional Principal Distribution Amount                                                     1,206.55
            Class B-2 additional Principal Distribution Amount                                                     1,206.55
            Class B-3 additional Principal Distribution Amount                                                     1,206.55


            Reviewed By:


            ---------------------------------------------------------------------------------------------

            E. Roger Gebhart
            COO, EVP Capital Markets & Treasurer




First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended April 1, 2001



                     Initial         Beginning          Base         Additional         Total           Ending        Ending
                    Principal        Principal        Principal       Principal       Principal       Principal     Certificate
  Class              Balance          Balance       Distribution    Distribution    Distribution       Balance        Factor
-------------     --------------    -------------   ------------    ------------    ------------    -------------   -----------
Class A-1          32,998,000.00                -              -              -                -                -    0.0000000
Class A-2          85,479,000.00                -              -              -                -                -    0.0000000
Class A-3          51,527,000.00     2,924,963.38   2,656,323.28      55,501.47     2,711,824.75       213,138.63    0.0041364
Class A-4          38,238,000.00    38,238,000.00              -              -                -    38,238,000.00    1.0000000
                  --------------    -------------   ------------    -----------     ------------    -------------   ----------
Total Class A     208,242,000.00    41,162,963.38   2,656,323.28      55,501.47     2,711,824.75    38,451,138.63    0.1846464
Class B-1           4,527,000.00       894,847.03      57,746.16       1,206.55        58,952.71       835,894.32    0.1846464
Class B-2           4,527,000.00       894,847.03      57,746.16       1,206.55        58,952.71       835,894.32    0.1846464
Class B-3           4,527,000.00       894,847.03      57,746.16       1,206.55        58,952.71       835,894.32    0.1846464
                  --------------    -------------   ------------    -----------     ------------    -------------
Total             221,823,000.00    43,847,504.48   2,829,561.76      59,121.13     2,888,682.89    40,958,821.59

                                                             ADCPB at end of Collection Period      44,160,069.57
                                                                                                    -------------
                                               Excess of ending ADCPB over ending note balance       3,201,247.98
                                                                                         Floor       4,527,025.86
                                                                                                    -------------
                                                                                    Difference      (1,325,777.88)

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended April 1, 2001

Available Funds
     Collection Account balance, as of March 31, 2001                                                   2,003,599.16
     Transfer payments due Collection Account from other Bankers Trust Accounts                                   -
     Investment earnings on amounts in Collection Account                                                   6,664.04
     Payments due Collection Account from last 3 business days of Collection Period                       253,077.27
     Additional contribution for terminated trade-ups and rebooked leases                                  17,274.76
     Servicer Advance on current Determination Date                                                     1,363,607.27
                                                                                                     ---------------
     Available Funds on Payment Date                                                                    3,644,222.50

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                              -
                                                                                                     ---------------
Remaining Available Funds                                                                               3,644,222.50

Indemnity Payments paid inadvertantly deposited in Collection Account                                             -
                                                                                                     ---------------
Remaining Available Funds                                                                               3,644,222.50

Unreimbursed Servicer Advances
     Unreimbursed Servicer Advances due                                                                   496,663.65
     Unreimbursed Servicer Advances paid                                                                  496,663.65
                                                                                                     ---------------
     Unreimbursed Servicer Advances remaining unpaid                                                              -
                                                                                                     ---------------
Remaining Available Funds                                                                               3,147,558.85

Servicer Fees
     Servicer Fees due                                                                                     19,603.07
     Servicer Fees paid                                                                                    19,603.07
                                                                                                     ---------------
     Servicer Fees remaining unpaid                                                                               -
                                                                                                     ---------------
Remaining Available Funds                                                                               3,127,955.78

Servicer Charges inadvertantly deposited in Collection Account                                                    -
                                                                                                     ---------------
Remaining Available Funds                                                                               3,127,955.78

Back-up Servicer Fees
     Back-up Servicer Fees due                                                                                784.12
     Back-up Servicer Fees paid                                                                               784.12
                                                                                                     ---------------
     Back-up Servicer Fees remaining unpaid                                                                       -
                                                                                                     ---------------
Remaining Available Funds                                                                               3,127,171.65

Premium Amount
     Premium Amount due                                                                                     4,802.35
     Premium Amount paid                                                                                    4,802.35
                                                                                                     ---------------
     Premium Amount remaining unpaid                                                                              -
                                                                                                     ---------------
Remaining Available Funds                                                                               3,122,369.31

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
     Indenture Trustee Fee due                                                                                291.67
     Indenture Trustee Fee paid                                                                               291.67
                                                                                                     ---------------
     Indenture Trustee Fee remaining unpaid                                                                       -
                                                                                                     ---------------
Remaining Available Funds                                                                               3,122,077.64

Reimbursable Trustee Expenses per 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                         -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                    75,000.00
                                                                                                     ---------------
     Total Indenture Trustee Expenses paid                                                                        -
                                                                                                     ---------------
     Indenture Trustee Expenses unpaid                                                                            -
Remaining Available Funds                                                                               3,122,077.64

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended April 1, 2001

Class A-1 through A-4 Note Interest on a pari passu basis:
     Class A-1 Note Interest                                                                                      -
     Class A-2 Note Interest                                                                                      -
     Class A-3 Note Interest                                                                               15,477.93
     Class A-4 Note Interest                                                                              202,342.75
                                                                                                     ---------------
     Total Class A Interest due                                                                           217,820.68
Remaining Available Funds                                                                               2,904,256.96

Class B-1 Note Interest
     Class B-1 Note Interest due                                                                            5,134.18
     Class B-1 Note Interest paid                                                                           5,134.18
                                                                                                     ---------------
     Class B-1 Note Interest remaining unpaid                                                                     -
                                                                                                     ---------------
Remaining Available Funds                                                                               2,899,122.77

Letter of Credit Bank Fee and unpaid amounts
     Letter of Credit Bank Fee due                                                                            410.14
     Letter of Credit Bank Fee paid                                                                           410.14
                                                                                                     ---------------
     Letter of Credit Bank Fee remainig unpaid                                                                    -
                                                                                                     ---------------
Remaining Available Funds                                                                               2,898,712.63

Class B-2 Note Interest
     Class B-2 Note Interest due                                                                            4,809.80
     Class B-2 Note Interest paid                                                                           4,809.80
                                                                                                     ---------------
     Class B-2 Note Interest remaining unpaid                                                                     -
                                                                                                     ---------------
Remaining Available Funds                                                                               2,893,902.83

Class A Base Principal Distribution
     Class A Base Principal Distribution Amount due                                                     2,656,323.28
     Class A Note Principal Balance as of preceding Payment Date                                       41,162,963.38
                                                                                                     ---------------
     Class A Base Principal Distribution Amount paid                                                    2,656,323.28
                                                                                                     ---------------
     Class A Base Principal Distribution Amount remaining unpaid                                                  -

     Class A-1 Note Principal Balance as of preceding Payment Date                                                -
     Class A-1 Base Principal Distribution Amount paid                                                            -
                                                                                                     ---------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                          -
                                                                                                     ---------------

     Remaining Class A Base Principal Distribution Amount                                               2,656,323.28
                                                                                                     ---------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                                -
     Class A-2 Base Principal Distribution Amount paid                                                            -
                                                                                                     ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                          -

     Remaining Class A Base Principal Distribution Amount                                               2,656,323.28
                                                                                                     ---------------
     Class A-3 Note Principal Balance as of preceding Payment Date                                      2,924,963.38
     Class A-3 Base Principal Distribution Amount paid                                                  2,656,323.28
                                                                                                     ---------------
     Class A-3 Note Principal Balance after distribution on Payment Date                                  268,640.10

     Remaining Class A Base Principal Distribution Amount                                                         -
                                                                                                     ---------------

     Class A-4 Note Principal Balance as of preceding Payment Date                                     38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                                            -
                                                                                                     ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

Remaining Available Funds                                                                                 237,579.55

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended April 1, 2001

Note Insurer Reimbursement Amount
     Note Insuer Reimbursement Amount due                                                                         -
     Note Insuer Reimbursement Amount paid                                                                        -
                                                                                                     ---------------
     Note Insuer Reimbursement Amount remaining unpaid                                                            -
Remaining Available Funds                                                                                 237,579.55

Class B-1 Base Principal Distribution
     Class B-1 Note Principal Balance as of preceding Payment Date                                        894,847.03
     Class B-1 Base Principal Distribution due                                                             57,746.16
     Class B-1 Base Principal Distribution paid                                                            57,746.16
                                                                                                     ---------------
     Class B-1 Base Principal Distribution remaining unpaid                                                       -
     Class B-1 Note Principal Balance after distribution on Payment Date                                  837,100.87
Remaining Available Funds                                                                                 179,833.39

Class B-2 Base Principal Distribution
     Class B-2 Note Principal Balance as of preceding Payment Date                                        894,847.03
     Class B-2 Base Principal Distribution due                                                             57,746.16
     Class B-2 Base Principal Distribution paid                                                            57,746.16
                                                                                                     ---------------
     Class B-2 Base Principal Distribution remaining unpaid                                                       -
     Class B-2 Note Principal Balance after distribution on Payment Date                                  837,100.87
Remaining Available Funds                                                                                 122,087.23

Letter of Credit Reimbursement Amount
     Letter of Credit Reimbursement Amount due                                                                    -
     Letter of Credit Reimbursement Amount paid                                                                   -
                                                                                                     ---------------
     Letter of Credit Reimbursement Amount remaining unpaid                                                       -
Remaining Available Funds                                                                                 122,087.23

Class B-3 Note Interest
     Class B-3 Note Interest due                                                                            5,219.94
     Class B-3 Note Interest paid                                                                           5,219.94
                                                                                                     ---------------
     Class B-3 Note Interest remaining unpaid                                                                     -
                                                                                                     ---------------
Remaining Available Funds                                                                                 116,867.29

Class B-3 Base Principal Distribution
     Class B-3 Note Principal Balance as of preceding Payment Date                                        894,847.03
     Class B-3 Base Principal Distribution due                                                             57,746.16
     Class B-3 Base Principal Distribution paid                                                            57,746.16
                                                                                                     ---------------
     Class B-3 Base Principal Distribution remaining unpaid                                                       -
     Class B-3 Note Principal Balance after distribution on Payment Date                                  837,100.87
Remaining Available Funds                                                                                  59,121.13

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                                  -
     Remaining Indenture Trustee Expenses paid                                                                    -
                                                                                                     ---------------
     Remaining Indenture Trustee Expenses unpaid                                                                  -
Remaining Available Funds                                                                                  59,121.13

Additional Letter of Credit Reimbursement Amount
     Additional Letter of Credit Reimbursement Amount due                                                         -
     Additional Letter of Credit Reimbursement Amount paid                                                        -
                                                                                                     ---------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                                            -
Remaining Available Funds                                                                                  59,121.13


First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended April 1, 2001

Other Amounts Due Servicer under Servicing Agreement
     Other Amounts Due Servicer under Servicing Agreement due                                                     -
     Other Amounts Due Servicer under Servicing Agreement paid                                                    -
                                                                                                     ---------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                        -
Remaining Available Funds                                                                                  59,121.13

Difference between excess of ADCPB over Ending Note Balances and Floor                                  1,384,899.01

Amount Payable to Residual Holder                                                                                 -
Remaining Available Funds to Note Holders                                                                  59,121.13

Class A Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                             59,121.13
     Adjusted Principal Distribution Sharing Ratio                                                           93.878%
                                                                                                     ---------------
     Additional Principal Distribution to Class A                                                          55,501.47

     Class A Note Principal Balance after payment above                                                38,506,640.10
     Class A additional Principal Distribution Amount paid                                                 55,501.47
                                                                                                     ---------------
     Excess cash after payment of additional Class A Principal Distribution                                       -

     Class A-1 Note Principal Balance after payment above                                                         -
     Class A-1 additional Principal Distribution Amount paid                                                      -
                                                                                                     ---------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                          -
                                                                                                     ---------------

     Remaining Class A additional Principal Distribution Amount                                            55,501.47
                                                                                                     ---------------

     Class A-2 Note Principal Balance after payment above                                                         -
     Class A-2 additional Principal Distribution Amount paid                                                      -
                                                                                                     ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                          -

     Remaining Class A additional Principal Distribution Amount                                            55,501.47
                                                                                                     ---------------

     Class A-3 Note Principal Balance after payment above                                                 268,640.10
     Class A-3 additional Principal Distribution Amount paid                                               55,501.47
                                                                                                     ---------------
     Class A-3 Note Principal Balance after distribution on Payment Date                                  213,138.63

     Remaining Class A additional Principal Distribution Amount                                                   -
                                                                                                     ---------------

     Class A-4 Note Principal Balance after payment above                                              38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                                      -
                                                                                                     ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

Class B-1 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                             59,121.13
     Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                     ---------------
     Additional Principal Distribution to Class B-1                                                         1,206.55

     Class B-1 Note Principal Balance after payment above                                                 837,100.87
     Class B-1 additional Principal Distribution paid                                                       1,206.55
                                                                                                     ---------------
     Class B-1 Note Principal Balance after distribution on Payment Date                                  835,894.32

Class B-2 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                             59,121.13
     Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                     ---------------
     Additional Principal Distribution to Class B-2                                                         1,206.55

     Class B-2 Note Principal Balance after payment above                                                 837,100.87
     Class B-2 additional Principal Distribution paid                                                       1,206.55
                                                                                                     ---------------
     Class B-2 Note Principal Balance after distribution on Payment Date                                  835,894.32

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended April 1, 2001

Class B-3 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                             59,121.13
     Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                     ---------------
     Additional Principal Distribution to Class B-3                                                         1,206.55

     Class B-3 Note Principal Balance after payment above                                                 837,100.87
     Class B-3 additional Principal Distribution paid                                                       1,206.55
                                                                                                     ---------------
     Class B-3 Note Principal Balance after distribution on Payment Date                                  835,894.32

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended April 1, 2001



Calculation of Base Principal Amount
      ADCPB, beginning of Collection Period                                                     47,047,377.48
      ADCPB, end of Collection Period                                                           44,160,069.57
                                                                                               --------------
      Base Principal Amount                                                                      2,887,307.92

Unreimbursed Servicing Advances
      Unreimbursed Servicing Advances from previous Collection Period                            1,392,836.09
      Servicing Advances collected during the current Collection Period                            896,172.44
                                                                                               --------------
      Unreimbursed Servicing Advances as of current Determination Date                             496,663.65



Calculation of Interest Due
                        Beginning                             Current                                Total
                        Principal           Interest         Interest          Overdue             Interest
        Class            Balance              Rate              Due            Interest               Due
     ----------      --------------        -----------      ------------      ----------         ------------

      Class A-1                   -            5.7325%                 -            -                     -
      Class A-2                   -            6.3500%                 -            -                     -
      Class A-3        2,924,963.38            6.3500%         15,477.93            -             15,477.93
      Class A-4       38,238,000.00            6.3500%        202,342.75            -            202,342.75
      Class B-1          894,847.03            6.8850%          5,134.18            -              5,134.18
      Class B-2          894,847.03            6.4500%          4,809.80            -              4,809.80
      Class B-3          894,847.03            7.0000%          5,219.94            -              5,219.94
                     --------------                         ------------      --------          -----------
                      43,847,504.48            6.3762%        232,984.61            -            232,984.61

Calculation of Principal Due
                         Base                 Base                              Total
                       Principal            Principal         Overdue         Principal
        Class         Amount Pct.            Amount          Principal           Due
     ----------      --------------        -----------      ------------    ------------
      Class A              92.0%          2,656,323.28              -        2,656,323.28
      Class B-1             2.0%             57,746.16              -           57,746.16
      Class B-2             2.0%             57,746.16              -           57,746.16
      Class B-3             2.0%             57,746.16              -           57,746.16
                                          ------------      ----------      -------------
                                          2,829,561.76              -        2,829,561.76



Calculation of Servicer Fee
      ADCPB as of the prior Calculation Date                                                    47,047,377.48
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                        1/12
                                                                                                -------------
      Servicer Fee due current period                                                               19,603.07
      Prior Servicer Fee arrearage                                                                          -
                                                                                                -------------
      Servicer Fee due                                                                              19,603.07

Calculation of Back-up Servicer Fee
      ADCPB as of the prior Calculation Date                                                    47,047,377.48
      Back-up Servicer Fee Rate                                                                        0.020%
      One-twelfth                                                                                        1/12
                                                                                                -------------
      Back-up Servicer Fee due Current Period                                                          784.12
      less overpayment from prior period                                                                    -
      Prior Back-up Servicer Fee Arrearage                                                                  -
                                                                                                -------------
      Back-up Servicer Fee due                                                                         784.12

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended April 1, 2001


Calculation of Premium Amount
      Class A Principal Amount as of the immediately preceding Collection Period                41,162,963.38
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                        1/12
                                                                                                -------------
      Premium Amount due Current Period                                                              4,802.35
      Prior Premium Amount arrearage                                                                        -
                                                                                                -------------
      Total Premium Amount due                                                                       4,802.35

Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                                                         291.67
      Prior Indenture Trustee Fee arrearage                                                                 -
                                                                                                -------------
      Total Indenture Trustee Fee due                                                                  291.67

Calculation of Letter of Credit Bank Fee
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)              894,847.03
      Letter of Credit Bank Fee Rate                                                                    0.55%
      One-twelfth                                                                                        1/12
                                                                                                -------------
      Letter of Credit Bank Fee due Current Period                                                     410.14
      Letter of Credit Bank Fee arrearage                                                                   -
                                                                                                -------------
      Total Letter of Credit Bank Fee arrearage due                                                    410.14

Letter of Credit Reimbursement Amount
      Letter of Credit Reimbursement Amount due current period                                              -
      Prior Letter of Credit Reimbursement Amount arrearage                                                 -
                                                                                                -------------
      Total Letter of Credit Reimbursement Amount due                                                       -

Indenture Trustee Expenses
      Indenture Trustee Expenses due                                                                        -
      Prior Indenture Trustee Expenses arrearage                                                            -
                                                                                                -------------
      Total Indenture Trustee Expenses due                                                                  -

Additional Letter of Credit Reimbursement Amount
      Additional Letter of Credit Reimbursement Amount due current period                                   -
      Prior Additonal Letter of Credit Reimbursement Amount arrearage                                       -
                                                                                                -------------
      Total Additional Letter of Credit Reimbursement Amount due                                            -

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement - current period                                 -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                -
                                                                                                -------------
      Total Other Amounts Due Servicer under Servicing Agreement                                            -

Floor Calculation
      Initial ADCPB                                                                            226,351,292.85
      Floor percent                                                                                     2.00%
                                                                                                -------------
      Floor                                                                                      4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                                44,160,069.57

      Aggregate Note Balances prior to any payment on current Payment Date                      43,847,504.48
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                    2,656,323.28
      Class B-1                                                                                     57,746.16
      Class B-2                                                                                     57,746.16
      Class B-3                                                                                     57,746.16
                                                                                                -------------
      Total Base Principal Amount distributions on current payment date                          2,829,561.76
                                                                                                -------------
      Aggregate Note Balance after payment of Base Principal Amount                             41,017,942.72
      Excess of ADCPB over Ending Note Balances                                                  3,142,126.85

      Difference between excess and floor                                                        1,384,899.01

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended April 1, 2001



Restricting Event Determination:
                                                                                                   Yes/No
                                                                                                   ------
     A) Event of Servicer Termination (Yes/No)                                                        No
     B) Note Insuer has Made a Payment (Yes/No)                                                       No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                  No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                               No

Events of Default: Section 8.01 of Indenture
                                                                                                   Yes/No
                                                                                                   ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest requried to be made under theNoerms of such Notes or the
     Indenture when due; and,                                                                         No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on depositin the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as thecase may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                          No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

     Section                                         Event                                         Yes/No
     -------      ------------------------------------------------------------------               ------

     6.01(i)      Failue to make payment requried                                                     No
     6.01(ii)     Failue to submit Monthly Statement                                                  No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                 No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                       No
     6.01(v)      Servicer files a volunatry petition for bankruptcy                                  No
     6.01(vi)     Order of judgement in excess of $500,000                                            No
     6.01(vii)    Petition under bankruptcy laws against Servicer is not stayed,
                  withdrawn or dimissed within 60 days                                                No
     6.01(viii)   Assignment by Servicer to a delegate its rights under Servicing Agreement           No
     6.01(ix)     Servicer Trigger Event as contained in the Insurance Agreement has occurred.        No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended April 1, 2001


Gross Charge Event Calculation:
                                                                                                                    Result
                                                                                                                    ------
     Gross Charge Off Ratio Current Period                                                                          -0.41%
     Gross Charge Off Ratio Prior Period                                                                             0.52%
     Gross Charge Off Ratio Second Prior Period                                                                     -0.37%
                                                                                                                    -----
     Average of Gross Charge Off Ratio for Three Periods                                                            -0.09%
     Maximum Allowed                                                                                                 2.50%


     Gross Charge Off Ratio:
     -----------------------
                                 ADCPB of                                                                    Gross Charge Off Ratio
                              All Defaulted            Less                                                       Charge Offs/
                                Contracts           Recoveries           Charge Offs            ADCPB                ADCPB
                              -------------         ----------           -----------           ------        ----------------------
     Current Period             80,817.00            95,773.52            -14,956.52          44,160,069.57          -0.41%
     Prior Period              181,355.14           160,882.22             20,472.92          47,047,377.48           0.52%
     Second Prior Period       153,598.89           169,062.14            -15,463.25          49,755,619.61          -0.37%


Delinquency Event Calculation:
------------------------------
                                                                                                                    Result
                                                                                                                    ------

     Delinquency Trigger Ratio Current Period                                                                       3.57%
     Delinquency Trigger Ratio Prior Period                                                                         4.19%
     Delinquency Trigger Ratio Second Prior Period                                                                  3.88%
     Average of Delinquency Trigger Ratios                                                                          3.88%
                                                                                                                    ----
     Maximum Allowed                                                                                                7.50%


     Delinquency Trigger Ratio:
     --------------------------

                                       A                            B                    A/B
                                       -                            -                    ---
                                    ADCPB of
                                Contract [greater                  ADCPB of
                                  than] 30 Day                 All Contracts      Delinquency Trigger
                                     Past Due                  As of Month-End           Ratio:
                                -----------------              ---------------    -------------------

     Current Period               1,578,548.54                  44,160,069.57             3.57%
     Prior Period                 2,004,900.63                  47,832,295.53             4.19%
     Second Prior Period          1,957,040.03                  50,451,086.74             3.88%


                                       ADCPB                   Delinquency Ratio
                                       -----                   -----------------
     Current                        42,581,521                       96.43%
     31-60 Days Past Due               587,399                        1.33%
     61-90 Days Past Due               253,893                        0.57%
     91+ Days Past Due                 737,256                        1.67%
                                    ----------                      ------
     TOTAL                          44,160,070                      100.00%


Substitution Limits
     ADCPB as of Cut-Off Date                                                                                       226,351,292.85
     Maximum Substitution (10% of Initial)                                                                           22,635,129.29

     Prior month Cumulative ADCPB Substituted                                                                         3,197,626.96
     Current month ADCPB Substituted                                                                                            -
                                                                                                                      ------------
     Cumulative ADCPB Substituted                                                                                     3,197,626.96
